UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2013

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-196 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported by GlyEco, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 9, 2012, and subsequently amended on November 2, 2012, GlyEco Acquisition Corp. #5, an Arizona corporation and wholly-owned subsidiary of the Company (the “Acquisition Sub”), acquired the business and all of the glycol-related assets of Renew Resources, LLC, a South Carolina limited liability company (“Renew Resources”), effective October 29, 2012,  pursuant to that certain Asset Purchase Agreement, dated October 3, 2012, as amended (the “Agreement”), by and among Acquisition Sub, Renew Resources, and Todd M. Bernard, the selling principal of Renew Resources (the “Selling Principal”), collectively referred to as the “Parties.”

The contents of the Form 8-K previously filed by the Company with the Commission on October 9, 2012, and the Form 8-K/A filed by the Company with the Commission on November 2, 2012, are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2013, the Parties entered into an Amendment No. 2 to Asset Purchase Agreement (the “Amendment No. 2”), pursuant to which the Parties effectuated the final allocation of the purchase price for the transaction.  The Parties agreed to an aggregate purchase price of $150,000 consisting of (i) $15,000 in cash, (ii) $35,000 in liabilities paid, and (iii) 200,000 shares of the Company’s Common Stock with a fair value of $0.50 per share (based upon the volume of shares sold at this price for the same type of unregistered and restricted security).

The foregoing description of the Amendment No. 2 is qualified in its entirety by reference to the Amendment No. 2 to Asset Purchase Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The Company recently performed detailed financial analysis of the transaction and determined that it does not involve a significant amount of assets for purposes of Item 2.01 of Form 8-K.  Accordingly, the Company is not required to disclose the financial statements or pro forma financial information set forth in Item 9.01 (a) and (b) of Form 8-K.

(d) Exhibits.

Exhibit Number:	Description of Exhibit:
2.1(1)
Asset Purchase Agreement, dated October 3, 2012, by and among Renew Resources, LLC (the Seller), Todd M. Bernard (the Selling Principal), and GlyEco Acquisition Corp. #5, an Arizona corporation and wholly-owned subsidiary of GlyEco, Inc. (the Buyer).

2.2(2)	Amendment No. 1 to Asset Purchase Agreement, dated October 26, 2012, by and among Renew Resources, LLC, Todd M. Bernard, and GlyEco Acquisition Corp. #5.

2.2(3)	Amendment No. 2 to Asset Purchase Agreement, effective January 31, 2013, by and among Renew Resources, LLC, Todd M. Bernard, and GlyEco Acquisition Corp. #5.

(1) Filed as an exhibit to the Form 8-K filed on October 9, 2012, and incorporated by reference herein. Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

(2) Filed as an exhibit to the Form 8-K/A filed on November 2, 2012, and incorporated by reference herein.  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

(3)  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: February 6, 2013	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)